Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated December 19, 2017, relating to the financial statements and financial highlights, which appears in BrandywineGLOBAL – Alternative Credit Fund’s (formerly Legg Mason BW Alternative Credit Fund) Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “The Fund’s Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
February 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated December 15, 2017, relating to the financial statements and financial highlights, which appears in BrandywineGLOBAL – Global Unconstrained Bond Fund’s (formerly Legg Mason BW Absolute Return Opportunities Fund) Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “The Fund’s Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
February 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated December 15, 2017, relating to the financial statements and financial highlights, which appears in ClearBridge International Growth Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “The Funds’ Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
February 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated December 15, 2017, relating to the financial statements and financial highlights, which appears in ClearBridge Small Cap Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “The Funds’ Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
February 20, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated December 15, 2017, relating to the financial statements and financial highlights, which appears in ClearBridge Value Trust’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “The Funds’ Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
February 20, 2018

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